Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) dated as of March 23, 2017, is made by and among RHINO ENERGY LLC, a Delaware limited liability company (the “Borrower”), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated July 29, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated April 18, 2013, as amended by that certain Second Amendment and Consent to Amended and Restated Credit Agreement dated March 19, 2014, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated April 28, 2015, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated March 17, 2016, as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated May 13, 2016, as amended by that certain Sixth Amendment and Consent to Amended and Restated Credit Agreement dated as of July 19, 2016, and further amended by that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of December 30, 2016 (as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower wishes to make certain changes to Section 8.3.2 as set forth below.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement:

2.       Amendment to Credit Agreement. The phrase “provided, however, that with respect to the audited financial statements for the 2015 fiscal year, it will not be a default of this section if such certificate or report of such accountants contains a qualification with respect to the Expiration Date being less than one year from the end of such fiscal year.” contained in Section 8.3.2 of the Credit Agreement shall be amended to state “provided, however, that with respect to the audited financial statements for the 2015 and 2016 fiscal years, it will not be a default of this section if such certificate or report of such accountants contains a qualification with respect to the Expiration Date being less than one year from the end of such applicable fiscal year.”

3.       Conditions Precedent. The Borrower acknowledges and agrees that this Amendment and the Administrative Agent and Lenders’ consent set forth in this Amendment are subject to the following conditions precedent as determined by the Administrative Agent to its satisfaction:

(a)       Execution and Delivery of Amendment. The Borrower, the Loan Parties, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Administrative Agent.

(b)       Officer’s Certificate. The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement, as amended by the modifications and additional representations and warranties of this Amendment, and in each of the other Loan Documents shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof after giving effect to this Amendment, no Event of Default or Potential Default shall have occurred and be continuing or shall exist after giving effect to this Amendment; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of the Borrower dated the date hereof and signed by the Chief Executive Officer, President, or Chief Financial Officer of the Borrower to each such effect.

(c)       Secretary’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i)       all actions taken by each Loan Party in connection with this Amendment and the other Loan Documents;

(ii)       the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

(iii)       copies of its organizational documents, including its certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement or limited liability company certificate and operating agreement, as the case may be, as in effect on the date hereof and certified by the appropriate state official where such document is filed in a state office (or, in the event that no change has been made to such organizational documents previously delivered to the Administrative Agent, so certified by the Secretary or Assistant Secretary of such Loan Party), together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business.

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(d)       Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents, including but limited to all documentation and information required by the regulatory authorities under applicable “know your customer”, anti-money laundering, and Patriot Act rules and regulations with respect to the Loan Parties, shall be in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or its counsel may reasonably request.

(e)       Payment of Fees. The Borrowers shall have paid to the Administrative Agent all fees, costs and expenses payable to the Administrative Agent, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel.

4.       Representations and Warranties. By its execution and delivery of this Amendment to Administrative Agent, Borrower, and each of the other Loan Parties represents and warrants to Administrative Agent and Lenders as follows:

(a)       Authorization, Etc. Each Loan Party has duly authorized, executed, and delivered this Amendment.

(b)       Material Adverse Change. After giving effect to this Amendment, no Material Adverse Change shall have occurred with respect to Borrower or any of the other Loan Parties since the Closing Date of the Credit Agreement.

(c)       Litigation. After giving effect to this Amendment, there are no actions, suits, investigations, litigation, or governmental proceedings pending or, to Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

(d)       Loan Documents. The representations and warranties set forth in the Credit Agreement and the Loan Documents shall be true and correct on and as of the date of this Amendment after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties that relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Event of Default shall exist and be continuing under the Credit Agreement or under any Loan Document as of the date of this Amendment after giving effect to this Amendment.

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5.       Miscellaneous.

(a)       Full Force and Effect. Nothing contained herein shall operate to release the Borrower, any other Loan Party, or any other person or persons from their liability to keep and perform the provisions, conditions, obligations, and agreements contained in the Credit Agreement or the other Loan Documents, except as expressly herein modified, and the Borrower and each other Loan Party hereby reaffirms that each and every provision, condition, obligation, and agreement in the Credit Agreement and the other Loan Documents shall continue in full force and effect, except as expressly herein modified. The Borrower and each other Loan Party acknowledge that there are no agreements to make any further amendments or modifications of the Credit Agreement and the Loan Documents, nor are the Administrative Agent and the Lenders under any obligation to make any further amendments or modifications to the Credit Agreement and the Loan Documents other than those changes expressly set forth in this Amendment. This Amendment shall not constitute or be construed as a waiver of any Event of Default or event which with the giving of notice or the passage of time or both would constitute an Event of Default by Borrower under any of the Loan Documents or any of the Administrative Agent’s or the Lenders’ rights and remedies with respect thereto. The validity, priority and perfection of all security interests and other liens granted or created by the Loan Documents is hereby acknowledged and confirmed, and the Loan Documents shall continue to secure the Loans, as amended by this Amendment, without any change, loss or impairment of the priority of such security interests or other liens.

(b)       Release of Administrative Agent and Lenders. The Borrower and each of the other Loan Parties hereby fully and unconditionally release and forever discharge the Administrative Agent and the Lenders, their employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the “Released Parties”) of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower or any of the other Loan Parties may now have or claim to have against the Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon this Amendment, the Credit Agreement, or any of the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Obligations, the Loan or any of the Loan Documents. The obligations of the Borrower and the other Loan Parties under the Loan Documents and the Credit Agreement, as amended by this Amendment, shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

(i)       any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Credit Agreement, as amended by this Amendment, the Loan Documents or any document relating to or evidencing any of the Lender’s liens or applicable law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

(ii)       any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower or any other Loan Party as a matter of law, other than payment in full of all Obligations, including but not limited to all obligations under the Loan Documents and the Credit Agreement, as amended by this Amendment.

(c)       Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise), but all of which together shall constitute one and the same instrument.

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(d)       Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default, and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e)       Governing Law. This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(f)       No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the other Loan Parties, each Lender, and Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES TO FOLLOW]

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[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.

BORROWER:

RHINO ENERGY LLC, a Delaware limited liability company

By:	/s/ Richard A. Boone	(SEAL)
Name:	Richard A. Boone
Title:	President

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

CAM AIRCRAFT LLC
CAM-BB LLC
CAM coal trading LLC
CAM-COLORADO LLC
CAM-KENTUCKY REAL ESTATE LLC
CAM MINING LLC
CAM-ohio real estate LLC
CASTLE VALLEY MINING LLC
CLINTON STONE LLC
HOPEDALE MINING LLC
LEESVILLE LAND, LLC
MCCLANE CANYON MINING LLC
PENNYRILE ENERGY LLC
RHINO COALFIELD SERVICES LLC
RHINO EXPLORATION LLC
RHINO NORTHERN HOLDINGS LLC
RHINO OILFIELD SERVICES LLC
RHINO SERVICES LLC
RHINO TECHNOLOGIES LLC
RHINO TRUCKING LLC
SANDS HILL MINING LLC
SPRINGDALE LAND, LLC
TAYLORVILLE MINING LLC
TRIAD ROOF SUPPORT SYSTEMS LLC

By:	/s/ Richard A. Boone
Name:	Richard A. Boone
Title:	President of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

RHINO RESOURCE PARTNERS LP

By:	Rhino GP LLC, its general partner

By:	/s/ Richard A. Boone
Name:	Richard A. Boone
Title:	President

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Christopher B. Gribble
Name:	Christopher B. Gribble
Title:	Senior Vice President

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

MUFG UNION BANK, N.A.

By:	/s/ Timothy C. Hintz
Name:	Timothy C. Hintz
Title:	Director

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.

By:	/s/ H. Fred Coble, Jr.
Name:	H. Fred Coble, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Bruce G. Shearer
Name:	Bruce G. Shearer
Title:	Senior Vice President

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Stephanie Micua
Name:	Stephanie Micua
Title:	Senior Vice President

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ David R. Garcia
Name:	David R. Garcia
Title:	Vice President

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-in-Fact

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Jeffrey Kolody
Name:	Jeffrey Kolody
Title:	Senior Vice President

[SIGNATURE PAGE – Eighth AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Mark Woleslagle
Name:	Mark Woleslagle
Title:	Vice President